SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 12, 2002

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	0-296	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas	79901
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (915) 543-5711

Item 9.    Regulation FD Disclosure

On August 12, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the President and Chief Executive Officer and the Executive Vice President, Chief Financial and Administrative Officer of El Paso Electric Company submitted the required certification covering the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended June 30, 2002 of El Paso Electric Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ TERRY BASSHAM
Terry Bassham Executive Vice President, Chief Financial and Administrative Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: August 12, 2002